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                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                       SUPPLEMENT, DATED AUGUST 13, 1997
                        TO PROSPECTUS, DATED MAY 1, 1997

ON PAGE 7 OF THE PROSPECTUS UNDER THE HEADING THE ALL AMERICA FUND, THE FIFTH AND SIXTH SENTENCES IN THE FIRST FULL PARAGRAPH ON THE PAGE ARE REPLACED IN THEIR ENTIRETY BY THE FOLLOWING WITH RESPECT TO OAK ASSOCIATES, PRIMARILY TO REFLECT AN INCREASE IN MARKET CAPITALIZATION OF SECURITIES DUE TO THE SIGNIFICANT RISE IN STOCK VALUES DURING THE RECENT PERIODS:

Oak Associates invests in mid- and large-sized capitalization stocks that have low current income and the potential for significant growth. Oak Associates monitors 400 stocks and at any one time invests its portions of the Fund in approximately 15-25 common stocks without regard for market industry weighting.

ON PAGE 14 OF THE PROSPECTUS, THE PARAGRAPH CAPTIONED COMPOSITE FUND IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING, TO REFLECT A CHANGE IN THE PORTFOLIO MANAGER FOR THE EQUITY PORTION OF THE FUND AND TO REFERENCE THE TEAM OF RESEARCH ANALYSTS WHO ASSIST WITH THE FUND:

COMPOSITE FUND. Frederick M. Gallagher, Senior Vice President of the Adviser, oversees the day-to-day operations of the Fund. Mr. Gallagher, who joined the Adviser in June 1995 and whose most recent position was as Senior Vice President/Equity Investments at Continental Asset Management Corporation, has more than 30 years of investment experience. Andrew L. Heiskell, Executive Vice President of the Adviser, is responsible for day-to-day operations of the bond portion of the Fund. Mr. Heiskell, who was Senior Vice Presidnet of Mutual of America from February 1991 until January 1, 1994 and previous thereto was employed by M.D. Sass, Inc., has over 25 years of investment experience. Mr. Gallagher and Mr. Heiskell are assisted by a team of research analysts who identify and recommend securities that meet the Fund's criteria for purchase or sale and provide quantitative analysis regarding diversification by industry and capitalization.